UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 16, 2024
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GoodRx Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (855) 268-2822
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 16, 2024, GoodRx Holdings, Inc. (the “Company”) determined that the role currently held by Raj Beri, the Company's Chief Operating Officer (principal operating officer), will be eliminated and the Company’s Board of Directors removed Mr. Beri as Chief Operating Officer, effective as of February 15, 2024 (the “Effective Date”). Mr. Beri is expected to remain Chief Operating Officer of the Company through the Effective Date to assist with the transition of his duties, and thereafter separate from the Company. Mr. Beri's separation constitutes a termination of employment by the Company and/or its subsidiaries without cause under the terms of each of Mr. Beri's (i) offer letter with GoodRx, Inc. (an indirect wholly owned subsidiary of the Company), dated May 6, 2022 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2022), and (ii) letter agreement with GoodRx, Inc., dated May 30, 2023 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2023).
Effective as of the Effective Date, Mr. Beri’s responsibilities will be assumed by other executives within the Company who will report directly to Scott Wagner, the Company’s Interim Chief Executive Officer (principal executive officer), and Mr. Wagner, age 53, will be designated as the principal operating officer of the Company. Biographical and other information regarding Mr. Wagner, including his business experience and arrangements with the Company, may be found in the “Executive Officers” and “Transactions Related to Directors, Equity Holders and Executive Officers” sections of the Company’s most recent Definitive Proxy Statement on Schedule 14A, filed with the SEC on May 1, 2023, which information is incorporated herein by reference.
The Company expects to enter into a Separation Agreement with Mr. Beri, the material terms of which will be disclosed in a subsequent Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	January 17, 2024	By:	/s/ Karsten Voermann
Name: Karsten Voermann Title: Chief Financial Officer